                                                                    EXHIBIT 10.3


                                VOTING AGREEMENT

         This VOTING AGREEMENT (the "Agreement"), dated as of this 2nd day of October, 1999, is entered into by and among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation ("Parent"), and the other parties listed on the signature page hereof (collectively, the "Stockholders" or individually, a "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, Parent, CCU Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and AMFM Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the "Merger");

         WHEREAS, as of the date hereof, the Stockholders are the record owners of the number of shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") set forth opposite their respective names on Schedule I attached hereto; and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders are willing to agree, to the matters set forth herein. Except as specified herein, terms defined in the Merger Agreement are used herein as defined therein.

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

         1. Voting of Shares.

            1.1. Voting Agreement. Each of the Stockholders hereby agrees to vote (or cause to be voted) all of the Shares (and any and all securities issued or issuable in respect thereof) which such Stockholder is entitled to vote (or to provide his written consent thereto), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise:

            (a) in favor of the Merger and the approval and adoption of the terms contemplated by the Merger Agreement and any actions required in furtherance thereof;

            (b) against any action or agreement that is reasonably likely to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement; and

            (c) except for all such actions which may be permitted to the Company under Section 5.1(a) of the Merger Agreement, against (a) any extraordinary corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries other than the Merger, (b) a sale or transfer of a material amount of assets of the Company or any of its material subsidiaries or the issuance of any securities of the Company or any subsidiary, (c) any change in the Board of Directors of the Company other than in connection with an annual meeting of the shareholders of the Company with respect to the slate of directors proposed by the incumbent Board of Directors of the Company (in which case they agree to vote for the slate proposed by the incumbent Board) or (d) any action that is reasonably likely to materially impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the transaction contemplated by the Merger Agreement.

         2. Representations and Warranties of Stockholders. Each Stockholder represents and warrants to Parent as follows in each case as of the date hereof:

            2.1. Binding Agreement. Such Stockholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

            2.2. No Conflict. Neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof in each case by such Stockholder (a) requires any consent, approval, authorization or permit of, registration, declaration or filing (except for filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with, or notification to, any governmental entity, (b) results in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any material contract, agreement, instrument, commitment, arrangement or understanding, or results in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of the Shares, (c) requires any material consent, authorization or approval of any person other than a governmental entity which has not been obtained, or (d) violates or conflicts with any order, writ, injunction, decree or law applicable to any Stockholder or the Shares.

            2.3. Ownership of Shares. Except as set forth in Schedule II and except as may be provided in the organizational documents, if any, of any Stockholder, the Stockholders are the record owners of the Shares free and clear of any security interests, liens, charges, encumbrances, options or restriction on the right to vote the Shares. The Stockholders hold exclusive power to vote the Shares, subject to the limitations set forth in Section 1 of this Agreement. Except as set forth in Schedule I, the Shares represent all of the shares of capital stock of the Company owned of record by the Stockholders.

         3. Representations and Warranties of Parent. Parent represents and warrants to the Stockholders as follows in each case as of the date hereof:

            3.1. Binding Agreement. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Parent, and except for the approval of the issuance of shares of Parent Common Stock in the Merger by holders of a majority of the outstanding shares of Parent Common Stock actually present and voting at the Parent Special Meeting and obtaining all other Parent Stockholder Approvals required by Section 5.3 of the Merger Agreement, no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby. Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

            3.2. No Conflict. Neither the execution and delivery of this Agreement, the consummation by Parent of the transactions contemplated hereby, nor the compliance by Parent with any of the provisions hereof will (a) conflict with or result in a breach of any provision of its Articles of Incorporation or By-laws, (b) require any consent, approval, authorization or permit of, registration, declaration or filing (except for filings under the Exchange Act) with, or notification to, any governmental entity, (c) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract, agreement, instrument, commitment, arrangement or understanding, (d) require any material consent, authorization or approval of any person other than a governmental entity, or (e) violate or conflict with any order, writ, injunction, decree or law applicable to Parent.

         4. Transfer and Other Restrictions. For so long as the Merger Agreement is in effect:

            4.1. Transfers Prohibited. Each of the Stockholders agrees not to:

            (a) sell, transfer, assign, pledge, or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, the Shares or any interest contained therein;

            (b) except as contemplated by this Agreement, grant any proxies or power of attorney or enter into a voting agreement or other arrangement with respect to the Shares, other than this Agreement;

            (c) deposit the Shares into a voting trust; or

            (d) buy, sell or trade any equity security of Parent including, without limitation, entering into any put, call, option, swap, collar or any other derivative transaction which has a similar economic effect.

            4.2. Additional Shares. Without limiting the provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Shares or (ii) the Stockholder becoming the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in
Section 1 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by a Stockholder immediately following the effectiveness of the events described in clause (i) or a Stockholder becoming the beneficial owner thereof, as described in clause
(ii), as though they were Shares hereunder. Each of the Stockholders hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new shares of Company Common Stock acquired by such Stockholder, if any, after the date hereof.

            5. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy which may be available at law or in equity.

            6. Termination. Except for Section 7 hereof, which shall survive for the period specified therein, this Agreement shall terminate, with respect to a Stockholder to whom any of the following applies, as applicable, on the earlier of (i) the termination of the Merger Agreement, (ii) the agreement of the parties hereto to terminate this Agreement, (iii) consummation of the Merger and
(iv) the date such Stockholder ceases to own any Shares other than as a result of the breach of this Agreement; provided, however, this Agreement shall not terminate with respect to the other Stockholders to whom none of the foregoing clauses (i) through (iv) applies.

            7. Indemnification. Parent shall, to the fullest extent permitted under applicable law, indemnify and hold harmless each of the Stockholders against any costs or expenses (including attorneys' fees as provided below), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation by the Company or any stockholder of the Company asserting any breach by the Stockholder of any fiduciary duty on his part to the Company or the other stockholders of the Company by reason of the Stockholder entering into this Agreement, for a period of six years after the date hereof. In the event a Stockholder seeks indemnification from Parent for any such claim, action, suit, proceeding or investigation (whether arising before or after the termination of this Agreement), (a) Parent shall pay the fees and expenses of one counsel selected by such Stockholder and reasonably acceptable to Parent to represent such Stockholder in connection therewith promptly after statements therefor are received, and (b) Parent and Merger Sub will cooperate in the defense of any such matter; provided, however, that Parent shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); provided, further, that in the event that any claim or claims for indemnification under this Section 7 are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the final disposition of any and all such claims. This Section 7 shall survive until the latest of the following: (i) six years from the date hereof, (ii) the termination of this Agreement, and (iii) the final disposition of all claims for indemnification asserted or made within the six-year period following the date hereof.

         8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

            If to the Parent, to:

                     Clear Channel Communications, Inc.
                     200 Concord Plaza
                     Suite 600
                     San Antonio, Texas  78216-6940
                     Attention:  L. Lowry Mays
                     Facsimile No.:  (210) 822-2299

                     with a copy to:

                     Akin, Gump, Strauss, Hauer & Feld L.L.P.
                     1700 Pacific Avenue
                     Suite 4100
                     Dallas, Texas  75201
                     Attention: Michael E. Dillard, P.C.
                     Facsimile No.: (214) 969-4343

            If to the Stockholders, to:

                     Hicks, Muse, Tate & Furst Incorporated
                     200 Crescent Court
                     Suite 1600
                     Dallas, Texas  75201
                     Attention:  Lawrence D. Stuart, Jr.
                     Facsimile No.:  (214) 740-7313

                     with a copy to:

                     Vinson & Elkins L.L.P.
                     2001 Ross Avenue
                     Dallas Texas,75201
                     Attention:  Michael Wortley, Esq.
                     Facsimile No.: (214) 999-7732

         9. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

         10. Consideration. This Agreement is granted in consideration of the execution and delivery of the Merger Agreement by Parent.

         11. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         12. Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         14. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas (without giving effect to the provisions thereof relating to conflicts of law).

         15. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         16. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         17. Record Ownership. As used herein, the term "record owner" or "record holder" shall mean ownership of Shares directly or through a nominee.

                      HMTF VOTING AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholders and a duly authorized officer of Parent on the day and year first written above.

                                       PARENT

                                       CLEAR CHANNEL COMMUNICATIONS, INC., A
                                       TEXAS CORPORATION


                                       /s/ Randall T. Mays
                                       -----------------------------------------
                                       By:      Randall T. Mays
                                       Title:   Executive Vice President and
                                                Chief Executive Officer

                      HMTF VOTING AGREEMENT SIGNATURE PAGE


                                       STOCKHOLDERS:

                                       HM2/HMW, L.P.

                                       By: HICKS, MUSE, TATE & FURST EQUITY FUND
                                           II,  L.P.,  its general partner

                                       By: HM2/GP PARTNERS, L.P., its general
                                           partner

                                       By: HICKS, MUSE GP PARTNERS, L.P., its
                                           general partner

                                       By: HICKS, MUSE FUND II INCORPORATED, its
                                           general partner

                                       By: /s/ Thomas O. Hicks
                                          --------------------------------------
                                       Name:  Thomas O. Hicks
                                       Title: President

                                       HM2/CHANCELLOR, L.P.

                                       By: HM2/CHANCELLOR GP, L.P., its general
                                           partner

                                       BY: HM2/CHANCELLOR HOLDINGS, INC., ITS
                                           GENERAL PARTNER

                                       By: /s/ Thomas O. Hicks
                                          --------------------------------------
                                       Name: Thomas O. Hicks
                                       Title: President

                      HMTF VOTING AGREEMENT SIGNATURE PAGE


                                       HM4/CHANCELLOR, L.P.

                                       By: HICKS, MUSE FUND IV LLC, its general
                                           partner

                                       By: /s/ Thomas O. Hicks
                                          --------------------------------------
                                       Name:  Thomas O. Hicks
                                       Title: President

                                       CAPSTAR BROADCASTING PARTNERS, L.P.

                                       BY: HM3/CAPSTAR PARTNERS, L.P., ITS
                                           GENERAL PARTNER

                                       By: HM3/CAPSTAR, INC., its general
                                           partner

                                       By: /s/ Thomas O. Hicks
                                          --------------------------------------
                                       Name:  Thomas O. Hicks
                                       Title: President

                                  SCHEDULE I TO
                                VOTING AGREEMENT



Name of Stockholder                                            Number of Shares
-------------------                                            ----------------

HM2/HMW, L.P.                                                      2,155,514
HM2/Chancellor, L.P.                                              13,127,402
Capstar Broadcasting Partners, L.P.(1)                            30,007,111
HM4/Chancellor, L.P. (2)                                           8,542,485


(1) Does not include 190,902 shares of Company Common Stock that
Capstar Broadcasting Partners, L.P. is in the process of distributing to its partners, and such shares shall not be subject to this Agreement in any respect.

(2) Does not include 170,515 shares of Company Common Stock that
HM4/Chancellor, L.P. is in the process of distributing to its partners, and such shares shall not be subject to this Agreement in any respect.

                                 SCHEDULE II TO
                                VOTING AGREEMENT


         None.